POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST
(the “Trust”)

Supplement Dated August 21, 2008 to the Prospectus Dated February 22, 2008 of:

PowerShares India Portfolio
(the “Fund”)

Rudolf Reitmann has taken an operational role with the Trust and is no longer responsible for the day-to-day management of the Fund.  Therefore, all references relating to Rudolf Reitmann are hereby removed.

Jason Stoneberg is no longer responsible for the day-to-day management of the Fund.  Therefore, all references relating to Jason Stoneberg are hereby removed.

The fifth paragraph of the section titled “Management of the Fund” is hereby removed and replaced with the following:

John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Fund. In this capacity, Mr. Southard oversees a team of portfolio managers (with Mr. Southard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund. Peter Hubbard, who reports to Mr. Southard, is the member of the portfolio management team who is currently primarily responsible for the Fund’s day-to-day management. Mr. Hubbard receives management assistance from Brian McGreal and Travis Trampe, who perform various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each member of the portfolio management team has appropriate limitations on his authority for risk management and compliance purposes.

The following paragraph is hereby added after the third paragraph of the section titled “Management of the Fund—Portfolio Managers”:

Brian McGreal is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since August 2008.  Prior to joining the Adviser, Mr. McGreal was an analyst for Ritchie Capital Management from May 2005 to September 2007 and a trader with SAM Investments from February 1999 to April 2005.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST
(the “Trust”)

Supplement Dated August 21, 2008 to the Statement of Additional Information Dated February 22, 2008 of:

PowerShares India Portfolio
(the “Fund”)

Rudolf Reitmann has taken an operational role with the Trust and is no longer responsible for the day-to-day management of the Fund.  Therefore, all references relating to Rudolf Reitmann are hereby removed.

Jason Stoneberg is no longer responsible for the day-to-day management of the Fund.  Therefore, all references relating to Jason Stoneberg are hereby removed.

The following paragraph is hereby added after the third paragraph of the section titled “Management—Portfolio Managers”:

As of August 1, 2008, Mr. McGreal managed three portfolios of the Initial Trust and 20 portfolios of Trust II with a total of approximately $1.3 billion in assets and no other pooled investment vehicles other than 15 exchange-traded funds traded in Europe with a total of approximately $475.7 million in assets.

The last sentence of the seventh paragraph of the section entitled “Management—Portfolio Managers” is hereby deleted and replaced with the following:

As of August 1, 2008, Messrs. Hubbard, McGreal and Trampe did not own any securities of the Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.